November 7, 2019

BNY MELLON INTERNATIONAL SECURITIES FUNDS, INC.

BNY Mellon Emerging Markets Securities Fund

BNY MELLON INVESTMENT FUNDS I

BNY Mellon Diversified Emerging Markets Fund

BNY MELLON INVESTMENT FUNDS II, INC.

BNY Mellon Global Emerging Markets Fund

BNY Mellon OPPORTUNITY FUNDS
BNY Mellon Strategic Beta Emerging Markets Equity Fund

Supplement to Current Summary Prospectus and Prospectus

The following information supplements and supersedes any contrary information contained in each fund's summary prospectus and prospectus.

Effective on or about December 13, 2019, the fund will no longer assess a redemption fee on redemptions or exchanges of fund shares. The fund reserves the right to reimpose a redemption fee in the future, upon appropriate notice.

BNYM-EMSTK-1119